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                                                      -------------------------
                                                            OMB APPROVAL
                     UNITED STATES                    -------------------------
          SECURITIES AND EXCHANGE COMMISSION          OMB Number:     3235-0060
                WASHINGTON, D.C. 20549                Expires:  March 31, 2006
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                       FORM 8-K                       hours per response:  2.64
                                                      -------------------------
                    CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(D) OF
          THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 16, 2006


                               DCB FINANCIAL CORP
             (Exact name of registrant as specified in its charter)


            OHIO                         0-22387                  31-1469837
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


        110 RIVERBEND AVENUE, LEWIS CENTER, OHIO                43035
        (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (740) 657-7000




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICER.

On February 16, 2006, Registrant issued a press release announcing Phillip Connolly as a new director elected to the Board of Directors. The press release is attached as Exhibit No. 99 and incorporated herein by reference.


The following exhibits are furnished herewith:

EXHIBIT
NUMBER       EXHIBIT DESCRIPTION
-------      -------------------

  99 Press Release dated February 16, 2006 announcing the election of a new director to the Board of Directors.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      DCB FINANCIAL CORP


Date: February 16, 2006
                                                  By: /s/  Jeffrey T. Benton
                                                      ------------------------
                                                      Jeffrey T. Benton
                                                      President and CEO




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER       EXHIBIT DESCRIPTION
-------      -------------------

  99 Press Release dated February 16, 2006 announcing the election of a new director to the Board of Directors.



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